Warrant liability	12 Months Ended
Dec. 31, 2019
Warrant Liability [Abstract]
Warrant liability
15.	Warrant liability

As consideration for the modification of the terms of the loan agreements on November 14, 2018, the Company had a commitment to issue warrants (“Warrants #9”) to the holder of the long-term debt on or before March 20, 2019. The exact number of warrants to be issued was based on the number of warrants necessary to increase the ownership of the holder of the long-term debt to 19.99% on a fully diluted basis at the date of issuance.

On February 22, 2019, the Company further amended the fourth loan agreement with the addition of two tranches, one of US$10 million and another one of US$5 million, that were drawn on February 22, 2019 and March 22, 2019 respectively. As consideration for the modification to the fourth loan agreement, the Company amended the terms applicable at the time of issuance of Warrants #9 to reduce the originally agreed exercise price from $1,000.00 to $156.36 per preferred share and to issue the Warrants #9 concurrently with the modification. Accordingly, the Company issued 19,402 warrants on February 22, 2019. Each warrant entitles the holder to acquire one preferred share (note 19c) at a price of $156.36 per preferred share and expires on February 22, 2027. The Warrants #9 did not meet the definition of an equity instrument since the underlying preferred shares qualify as a liability instrument, and therefore they were accounted for as a financial instrument carried at fair value through profit or loss.

The change in fair value of the warrant liability between December 31, 2018, when it was valued at $157 and prior to its modification on February 22, 2019, in the amount of $218 was recorded in the consolidated statement of operations. The Company recorded the increase in fair value of the warrants of $1,137 resulting from the reduction of the exercise price of Warrants #9 on February 22, 2019 against the two additional tranches of the credit facility, treating the increase as financing fees. The change in fair value of the warrant liability between February 22, 2019, after the modification, and March 31, 2019 was an increase of $11 and a decrease in fair value of $1,369 (a gain) between March 31, 2019 to April 23, 2019. Both variations were recorded in the consolidated statements of operations. The estimated fair value of these warrants at April 23, 2019 was $153.

As part of the debt restructuring agreement entered into on April 23, 2019 (note 16), all the outstanding warrants belonging to the holder of the debt, including the Warrants #9, were cancelled and replaced by new warrants (note 19c). The cancellation and the issuance of new warrants was treated as a modification. Following this modification, the Warrants #9 no longer meet the definition of a liability instrument and the Company reclassified the fair value of the Warrants #9 as of April 23, 2019 of $153 from warrant liability to warrants classified as equity.

The fair value of Warrants #9 on the various dates was calculated using a Black-Scholes option pricing model with the assumptions provided in the table below. In order to estimate the fair value of the underlying preferred share, the Company used the market price of Liminal’s common shares at the measurement date, discounted for the fact that the preferred shares are illiquid. The value of the discount was calculated using a European put option model to sell a common share of Liminal at the price of $1,000.00 or $156.36 per share in 20 years.

	April 23,	February 22,	December 31,
	2019	2019	2018
Underlying preferred share fair value	32.43	152.15	130.00
Number of warrants issued	19,402	19,402	14,088
Volatility	55.6%	48.1%	44.5%
Risk-free interest rate	1.66%	1.84%	2.82%
Remaining life until expiry	7.8	8.0	7.9
Expected dividend rate	-	-	-